SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                             INFORMATION REQUIRED IN
                                 PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the  registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          O.A.K. FINANCIAL CORPORATION
                (Name of registrant as specified in its charter)


    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee Paid:
[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
         (2)      Form, schedule, or registration statement no.:
         (3)      Filing party:
         (4)      Date filed:

                          O.A.K. FINANCIAL CORPORATION

                             2445 84th Street, S.W.
                          Byron Center, Michigan 49315

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 22, 1999


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of O.A.K. Financial Corporation (the "Corporation"), a Michigan corporation, will be held on April 22, 1999, at 9:00 a.m., at the Byron Township Hall, 8085 Byron Center, S.W., Byron Center, Michigan, for the following purposes:

         1.       To elect one (1) director to hold office for a 1-year term.

         2. To elect two (2) directors, each to hold office for a 3-year term.

         3. To consider and vote upon a proposal to approve the O.A.K. Financial Corporation 1999 Stock Compensation Plan.

         4. To consider and vote upon a proposal to approve the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 1, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

                                        By order of the Board of Directors,


                                        /s/ John A. Van Singel
                                        John A. Van Singel, Secretary


         Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.


Dated:  March 26, 1999

                          O.A.K. FINANCIAL CORPORATION
                             2445 84th Street, S.W.
                          Byron Center, Michigan 49315

                                 PROXY STATEMENT

     This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of O.A.K. Financial Corporation (the "Corporation"), a Michigan bank holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, April 22, 1999, at 9:00 a.m., at the Byron Township Hall, 8085 Byron Center, S.W., Byron Center, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                              VOTING AT THE MEETING

     This Proxy Statement has been mailed on or about March 26, 1999, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 1, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     The Corporation has only one class of capital stock authorized which is common stock of the par value of $1.00 per share. There are presently 2,041,779 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in the Proxy Statement and for the proposals set forth in this Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing or in open meeting, by submitting a proxy of a later date, or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

     The Articles of Incorporation of the Corporation authorize the Board of Directors to establish the size of the Board. The Board of Directors has established the size of the Board for 1999 at eight (8) persons with the authority to increase to nine (9) persons. The Articles of Incorporation also provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered 3-year terms of office. One person has been nominated by the Board of Directors for election to the Board to serve a 1 year term expiring at the 2000 annual meeting of shareholders and two persons have been nominated for election to the Board by the Board of Directors, each to serve a 3-year term expiring at the 2002 Annual Meeting of Shareholders. The Board has nominated John Peterson for a 1-year term and has nominated Lois Smalligan and John A. Van Singel each for a 3-year term. Mr. Peterson is an incumbent director having been appointed by the Board effective January, 1999 to fill a vacancy on the Board. Ms. Smalligan and Mr. Van Singel are incumbent directors previously elected by the Corporation's shareholders.

     Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     Except for those persons nominated by the Board of Directors, no other persons may be nominated for election at the 1999 annual meeting. The Corporation's Articles of Incorporation require at least 60 days prior written notice of any other proposed shareholder nomination and no such notice has been received.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

     The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.

            VOTING SECURITIES AND BENEFICIAL OWNERSHIP OF MANAGEMENT

     At March 1, 1999, the Corporation had outstanding 2,041,779 shares of common stock, par value $1.00 per share. Shareholders are entitled to one vote for each full share of common stock registered in their names at the close of business on March 1, 1999, the record date fixed by the Board of Directors. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     As of March 1, 1999, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Company except as follows:

             Name and Address of                      Amount and Nature of               Approximate
               Beneficial Owner                       Beneficial Ownership             Percent of Class
           Charles Andringa                                 126,380                          6.19%
           2807 Bridgeside Drive
           Caledonia, MI 49316

           Willard and Jane Van Singel (1)                  269,130 (1)                     13.18%
           8977 Lindsey Lane, S.W.
           Byron Center, MI 49315

(1) Willard and Jane Van Singel are husband and wife. Of the shares shown above, Mr. Van Singel has sole voting and investment power with respect to 153,372 shares (7.51%) and Mrs. Van Singel has sole voting and investment power with respect to 115,758 shares (5.67%).

     The information in the following table sets forth the beneficial ownership of the Corporation's common stock by each of the executive officers listed in the Summary Compensation Table presented later and by all directors and executive officers as a group.

                      Person                              Amount and Nature of                  Approximate
                                                        Beneficial Ownership (1)             Percent of Class
John A. Van Singel................................             43,448 (1)                          2.13%
John Peterson ....................................                218                               ---
All executive officers and directors as a group               115,035 (2)                          5.63%
   (consisting of 15 persons).....................

(1) Includes 8,266 shares owned by Mr. Van Singel's minor children and 19,482 shares owned jointly by Mr. Van Singel with his parents, Willard and Jane Van Singel.
(2) Included for informational purposes are 20,796 shares to which officers and directors disclaim beneficial ownership.

                INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

     The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors and director nominees. Each of those persons have been engaged in the occupations stated below for more than 5 years.

                               Nominee for Election as Director for Term Expiring in 2000
                                                                                Amount and Nature
                                                                                  of Beneficial
                                                            Director of             Ownership            Approximate
                                                Age      Corporation Since          3/1/99(1)          Percent of Class
John Peterson................................   50             1999                    218                    *
      Executive Vice President,
      Byron Center State Bank

                              Nominees for Election as Directors for Terms Expiring in 2002

Lois Smalligan...............................   66             1988                 44,956 (2)               2.20%
      Vice President and Mortgage Loan
      Officer, Byron Center State Bank
John A. Van Singel...........................   44             1988                 43,448 (3)               2.13%
      President, Byron Center State Bank

                                          Directors Whose Terms Expire in 2000

David Van Solkema............................   57             1988                  2,372                    *
      President, Jobbers Warehouse, Inc.
      (an auto parts distributor)
Gerald Williams..............................   66             1988                  9,630 (4)                *
      President, Dorr Farm Products
      (Farm equipment retailer)

                                          Directors Whose Terms Expire in 2001

Norman Fifelski..............................   53             1988                  3,024                    *
      Owner, Hillcrest Foods and Fuel
Dellvan Hoezee...............................   64             1991                  5,838 (5)                *
      President, Hudsonville Creamery
Robert Deppe.................................   38             1997                    388                    *
      President, Robert Deppe Building
      and Development Inc.

*Represents less than one percent

     (1) This information is based upon the Corporation's records as of March 1, 1999, and information supplied by the persons listed above. The number of shares stated in this column includes shares owned of record by the shareholder and shares which, under federal securities regulations, are deemed to be beneficially owned by the shareholder. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned.
(2) Includes 12,056 shares owned by Ms. Smalligan's husband and 20,796 shares owned by Ms. Smalligan's children, as to which she disclaims beneficial ownership.
(3) Includes 8,266 shares owned by Mr. Van Singel's minor children and 19,482 shares owned jointly by Mr. Van Singel with his parents, Willard and Jane Van Singel.
(4)  These shares are all owned by Mr. Williams' wife.
(5) Includes 3,160 shares owned by Hudsonville Creamery & Ice Cream Co., a corporation in which Mr. Hoezee owns a one-third interest.


Director Compensation

     Directors of the Corporation and the Bank are paid an annual retainer fee of $10,000 for their service on both boards. No compensation is paid for attendance at Corporation or Bank Board or committee meetings; although discretionary bonuses were paid to each director amounting to $8,000, $8,000 and $7,000 for the years ended December 31, 1998, 1997 and 1996, respectively. During 1998, the Board of Directors of the Corporation and the Bank held a total of 24 regular meetings. Various committees of the Board held meetings as needed. Each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which they served.

     In 1988, the Bank adopted a deferred compensation plan for directors that provides for benefit payments to the participant and his or her family upon retirement or death. All of the Corporation's directors, except for Messrs. Deppe and Peterson, are participants in this plan. This plan allowed for the deferral of director fees in return for the payment of certain defined benefits payable upon termination of one's service as a director of the Bank. The cost of this plan was $109,670, $108,856 and $102,563 in 1998, 1997 and 1996,
respectively. The total accrued liability of the Bank under this plan was $717,578 as of December 31, 1998. The Bank has purchased life insurance policies on the lives of the participating directors with the Bank as the owner and beneficiary. The life insurance policies will be used to fund the benefits under the plan. The cash surrender value of the policies was $1,018,267 as of December 31, 1998. As of January 1, 1997, no further deferrals of directors fees may be made under this plan.

     In 1998, the Bank adopted a new deferred compensation plan for directors. The plan permits the Board to defer the payment of fees for service on the Board. Fees which are deferred are credited to the deferred compensation accounts of the individual participating directors and invested in a manner determined by the board. The Board is authorized to direct the Bank to purchase policies of life insurance on the life of participating directors as one of the investment vehicles under the plan. If a life insurance policy is purchased with respect to a participating director's life, the Bank is the owner and beneficiary of the policy. Upon a director's retirement, the cash value of the policy is paid out to the director in annual installments over a period of fifteen years. If a participating director dies before beginning to receive payments, the Bank will pay a beneficiary designated by the director a death benefit in lieu of deferred compensation in an amount equal to the greater of the amount of fees credited to the director's deferred compensation account or an amount payable each year for ten years equal to ten percent of the death benefit, if any, received by the Bank as a result of the director's death from any insurance policy purchased by the Bank on the director's life as an investment for purposes of the deferred compensation plan.

     On January 28, 1999, the Board of Directors adopted the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, subject to approval by the Company's shareholders at the April 22, 1999 Annual Meeting. On February 18, 1999, stock options to purchase 500 shares were granted to each non-employee director. These options will automatically terminate if the shareholders do not approve of the 1999 Directors' Stock Option Plan at the 1999 Annual Meeting.

     The Audit Committee, comprised of Messrs. Fifelski, Hoezee and Van Solkema, met on three occasions during 1998. Its primary duties and responsibilities include annually recommending to the Board of Directors an independent public accounting firm to be appointed auditors of the Corporation and the Bank, reviewing the scope and fees for the audit, reviewing all the reports received from the independent certified public accountants, reviewing the acitivities of, and coordinating matters, with the internal auditing department.



                       COMPENSATION OF EXECUTIVE OFFICERS

                   Committee Report on Executive Compensation

     Decisions on the compensation of the Corporation's executive officers are made by the Board's nonemployee directors consisting of Messrs. Deppe, Fifelski, Hoezee, Van Solkema and Williams. To ensure this Committee's independence, the Board of Directors has, from time to time, used outside consultants to assist the Committee in its deliberations. This Committee report addresses the Corporation's compensation policies and programs for the year ended December 31, 1998.

     Base Salary - Excluding consideration of other relevant factors, which may include individual performance, experience, expertise and tenure, the Board intends to maintain the base salaries of the Corporation's executive officers and senior managers within peer group levels.

     Annually, the Committee establishes a base wage for the President and Chief Executive Officer, Mr. Van Singel, and for Mr. Peterson and Ms. Smalligan. The Committee's determination is based upon compensation levels established by the Corporation's peers and evaluations by consultants.

     The base salaries of all other executive officers are established by the Corporation's President and Chief Executive Officer.

     Annual Cash Incentive - To provide performance incentives and to compensate for the reduction in base salary, the strategy provides for annual cash awards that are payable if the Corporation and the Byron Center State Bank meet or exceed annual performance objectives established by the Board of Directors.

     Long-Term Incentives - To align the interests of its executive officers and senior managers with the Corporation's shareholders, the Board's compensation strategy provides for a 401(k) matching contribution.

     Robert Deppe, Norman Fifelski, Dellvan Hoezee, David Van Solkema, Gerald Williams

                         EXECUTIVE COMPENSATION SUMMARY

     The following table sets forth the compensation paid by the Bank during the last three years to its Chief Executive Officer and during the past year to its Executive Vice President. There are no employees of the Corporation; all personnel are employed by the Bank. No other executive officers of the Corporation or the Bank received annual compensation in excess of $100,000 during this period.

                                                                                                            All Other
       Name and Principal Position          Year                   Salary               Bonus            Compensation(1)
John Van Singel, President and              1998                   $160,000             $45,000               $12,906
    Chief Executive Officer                 1997                   $150,000             $40,000               $12,906
                                            1996                   $142,000             $40,000               $12,906

John Peterson, Executive                    1998                   $ 87,000             $14,000               $ 9,304
    Vice President

(1) The amount set forth in this column includes (a) Bank contributions to the Bank's Profit Sharing Plan of $12,750, $12,750 and $12,750 for Mr. Van Singel for 1998, 1997 and 1996, respectively, a contribution of $9,148 for Mr. Peterson for 1998, and (b) the dollar value of premiums paid by the Bank for term life insurance on behalf of Mr. Van Singel and Mr. Peterson.

     Neither the Corporation nor the Bank maintain any option or other equity based compensation plans, except for the plans submitted to the shareholders for approval at the April 22, 1999 Annual Meeting, and the Employee Stock Ownership Plan implemented in January 1999 as a part of the Corporation's 401(k) Profit Sharing Plan. The Bank does maintain a bonus plan, whereby cash bonuses are paid to employees if the Bank exceeds certain predetermined levels of earnings established each year by the Board of Directors.

                              CERTAIN TRANSACTIONS

     Certain directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, transactions with the Bank. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than the normal risk of collectibility or present other unfavorable features. All such future transactions, including transactions with principal shareholders and other Corporation affiliates, will be made in the ordinary course of business, on terms no less favorable to the Corporation than with other customers, and will be subject to approval by a majority of the Corporation's independent, outside disinterested directors.

                  APPROVAL OF THE O.A.K. FINANCIAL CORPORATION
                          1999 STOCK COMPENSATION PLAN

     On January 28, 1999, the Board of Directors adopted the O.A.K. Financial Corporation 1999 Stock Compensation Plan (the "Plan"), subject to approval by the Corporation's shareholders. The Plan provides for the grant of a variety of equity-based Awards, described in more detail below, such as stock options, including incentive stock options as defined in Section 422 of the Internal Revenue Code, as amended (the "Code"). At the annual meeting, the Corporation's shareholders are being requested to consider and approve the Plan. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix A to this Proxy Statement.

     Purpose. The Plan is intended to promote the long-term success of the Corporation for the benefit of its shareholders through stock-based compensation, by aligning the personal interests of the Corporation's key employees with those of its shareholders. The Plan is designed to allow key employees of the Corporation and certain of its subsidiaries to participate in the Corporation's future, as well as to enable the Corporation to attract, retain, and reward such employees.

     Eligibility. Employees of the Corporation and its subsidiaries are eligible to participate in the Plan. As of the date of this Proxy Statement, the number of persons eligible to participate in the Plan was approximately 150.

     Administration. The Plan is administered by the Compensation Committee of the Board (the "Committee"), which is required to consist of not less than three nonemployee directors, as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934. This Committee currently consists of all directors who are not employees of the Corporation or the Bank. The Committee determines the employees of the Corporation and its subsidiaries who are to be granted Awards, the types of Awards (or combinations thereof) to be granted, the number of shares of common stock to be covered by each Award, the terms and conditions of any Award, such as conditions of forfeiture, transfer restrictions, and vesting requirements.

     Shares Subject to Plan. The Plan provides that a maximum of 165,000 Shares of common stock may be issued pursuant to the Plan. Any shares subject to Awards that have expired unexercised or that are forfeited, canceled, terminated, or settled in cash in lieu of common stock may again be made subject to an Award, provided that any shares subject to a forfeited or canceled Award may not again be made subject to an Award from a participant who received, directly or indirectly, any of the benefits of ownership of the securities underlying the Award, excluding the right to vote such shares. The Plan provides for an equitable adjustment in the number, kind, or price of shares of Common Stock covered by Awards in the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares of the Corporation through stock dividends or similar changes. Shares previously reserved for issuance under unexercised Options or other Awards which terminate, whether by expiration or otherwise, may again be reserved for issuance under a subsequent award.

     Types of Awards. The following types of Awards may be granted under the Plan.

     An "Option" is a contractual right to purchase a number of shares at a price determined at the date the option is granted. The exercise price included in both incentive stock options and nonqualified stock options must equal at least 100 percent of the fair market value of the stock at the date of the grant.

     "Restricted Stock" are shares of common stock granted to an employee for no or nominal consideration. Title to the shares passes to the employee at the time of that grant; however, the ability to sell or otherwise dispose of the shares is subject to restrictions and conditions determined by the Committee.

     "Performance Shares" are an Award of the right to receive stock or cash of an equivalent value at the end of the specified performance period upon the attainment of specified performance goals.

     An "Other Stock-Based Award" is any other Award that may be granted under the Plan that is valued in whole or in part by reference to or is payable in or otherwise based on common stock.

     Transferability. Generally, no Award, Option or other benefit payable under the Plan may be assigned, transferred or encumbered. However, nonqualified stock options may be transferred without consideration to: (i) an immediate family member (spouse, children, or grandchild) of the optionee, (ii) a trust for the exclusive benefit of the optionee or the immediate family members of an optionee, or (iii) a partnership or limited liability company whose only partners or members are an optionee and/or one or more immediate family members of an optionee, if the optionee satisfies such conditions to the transfer as may be required by the Committee.

     Grants. On February 18, 1999, the Corporation granted an aggregate of 9,000 incentive stock options to a total of twelve executives of the Corporation, including 2,000 options granted to Mr. John Van Singel, 1,006 granted to Mr. John Peterson and 500 granted to Ms. Smalligan. The options have an exercise price of $50.00 per share and have a 10 year term. None of these options may be exercised prior to February 18, 2000, and each of these options will automatically terminate if the shareholders do not approve the Plan at the 1999 Annual Meeting.

     Term of Plan and Amendments. The Board may at any time amend, discontinue, or terminate the Plan or any part thereof; provided, however, that unless otherwise required by law, the rights of a participant with respect to an Award granted under the Plan may not be impaired without the consent of such participant and the approval of the shareholders. In addition, without the approval of the Corporation's shareholders, no amendment may be made which would increase the aggregate number of shares of common stock that may be issued under the Plan, change the definition of employees eligible to receive Awards under the Plan, extend the maximum option period under the Plan, decrease the option price of any option to less than 100 percent of the fair market value on the date of grant, or otherwise materially increase the benefits to participants in the Plan. Unless terminated earlier by the Board of Directors, the Plan will expire on January 28, 2009.

     Federal Tax Consequences. The following summarizes the consequences of the grant and acquisition of Awards under the Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed and may vary from locality to locality.

     Plan participants will not recognize taxable income at the time an option is granted under the Plan unless the option has a readily ascertainable market value at the time of grant. Management understands that options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. For nonqualified stock options, the difference between the fair market value of the shares at the time an option is exercised and the option price generally will be treated as ordinary income to the optionee, in which case the Corporation will be entitled to a deduction equal to the amount of the optionee's ordinary income. With respect to incentive stock options, participants will not realize income for federal income tax purposes as a result of the exercise of such options. In addition, if common stock acquired as a result of the exercise of an incentive stock option is disposed of more than two years after the date the option is granted and more than one year after the date the option was exercised, the entire gain, if any, realized upon disposition of such common stock will be treated as capital gain for federal income tax purposes. Under these circumstances, no deduction will be allowable to the Corporation in connection with either the grant or exercise of an incentive stock option. Exceptions to the general rules apply in the case of a "disqualifying disposition."

     If a participant disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option before the expiration of one year after the date of exercise or two years after the date of grant, the sale of such stock will be treated as a "disqualifying disposition." As a result, such a participant would recognize ordinary income and the Corporation would be entitled to a deduction in the year in which such disposition occurred. The amount of the deduction and the ordinary income recognized upon a disqualifying disposition would generally be equal to the lesser of: (a) the sale price of the shares sold minus the option price, or (b) the fair market value of the shares at the time of exercise minus the option price. If the disposition is to a related party (such as a spouse, brother, sister, lineal descendant, or certain trusts for business entities in which the seller holds a direct or indirect interest), the ordinary income recognized generally is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any additional gain recognized upon disposition, in excess of the ordinary income, will be taxable as capital gain. In addition, the exercise of incentive stock options may result in an alternative minimum tax liability.

     Recipients of shares of Restricted Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to federal income taxes until the lapse or release of the restrictions or sale of the shares, unless the recipient files a specific election under the Code to be taxes at the time of grant. The recipient's income and the Corporation's deduction will be equal to the excess of the then fair market value (or sale price) of the shares less any purchase price.

     Participants are not taxed upon the grant of performance shares. Upon receipt of the underlying shares or cash, a participant will be taxed at ordinary income tax rates (subject to withholding) on the amount of cash received and/or the current fair market value of stock received, and the Corporation will be entitled to a corresponding deduction. The participant's basis in any Performance shares received will be equal to the amount of ordinary income on which he or she was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

     Required Vote for Approval. The affirmative vote of a majority of the Corporation's outstanding common stock represented and voted at the annual meeting, in person or by proxy, is required to approve the adoption of the Plan. While broker nonvotes will not be treated as votes cast on the approval of the Plan, shares voted as abstentions will be counted as votes cast. Since a majority of the votes cast is required for approval, the sum of any negative votes and abstentions will necessitate offsetting affirmative votes to assure approval. Unless otherwise directed by marking the accompanying proxy, the proxy holders named therein will vote for the approval of the adoption of the Plan.

     The Board of Directors recommends a vote "FOR" the approval of the O.A.K. Financial Corporation 1999 Stock Compensation Plan.

                  APPROVAL OF THE O.A.K. FINANCIAL CORPORATION
                        1999 DIRECTORS STOCK OPTION PLAN

     On January 28, 1999, the Board of Directors adopted the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan (the "Directors Plan"). At the annual meeting, the Corporation's shareholders are being requested to consider and approve the Directors Plan. The following summary of the Directors Plan is subject to the specific provisions contained in the complete text of the Directors Plan set forth in Appendix B to this Proxy Statement.

     Purpose. the purpose of the Directors Plan is to provide a non-cash method of compensating directors of the Corporation and its subsidiaries, and to aid the Corporation and its subsidiaries in competing with other enterprises for the services of new directors needed to help ensure the Corporation's continued progress.

     Eligibility. Directors of the Corporation or its subsidiaries who are not employees of the Corporation or its subsidiaries are eligible to participate in the Directors Plan. As of the date of this Proxy Statement, five directors are eligible to participate in the Directors Plan.

     Administration. The Directors Plan is administered by a committee of the Board of Directors (the "Directors Plan Committee"). The Directors Plan Committee will be composed of at least three directors, each of whom is not an employee of the Corporation. The Directors Plan Committee is authorized to determine, within the group of eligible directors, those directors who are to receive options, the number of shares subject to each option, and such other matters as are specified in the Directors Plan.

     Shares Subject to Plan. A total of 35,000 shares of the Corporation's Common Stock are reserved for issuance under the Directors Plan. The shares of Common Stock that may be issued under the Directors Plan pursuant to the exercise of options will consist of authorized and unissued shares, which may include shares reacquired by the Corporation. The Directors Plan provides for an equitable adjustment in the number, kind, or price of shares of Common Stock covered by options in the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares of the Corporation through stock dividends or similar changes. Shares previously reserved for issuance under unexercised Options which terminate, whether by expiration or otherwise, may again be reserved for issuance under a subsequent award.

     Price and Other Terms. The exercise price for options under the Directors Plan must equal the fair market value of the shares on the grant date. As long as the common stock is not actively traded on any recognized market, the fair market value shall be the average price per share at which shares of common stock were bought and sold during the preceding three months in transactions known to management of the Corporation involving 100 or more shares between purchasers and sellers none of whom are directors or officers of the Corporation or any subsidiary. If there have been no such transactions, then fair market value shall be determined in good faith by the Board of Directors. Options become fully exercisable on the first anniversary of the grant date. No option is exercisable after the expiration of ten years from the grant date.

     Termination or Amendment of the Plan. The Board of Directors of the Corporation may amend or terminate the Directors Plan with respect to shares not subject to options at the time of amendment or termination. The Directors Plan may not be amended without shareholder approval if the amendment would increase the maximum number of shares that may be issued under the Directors Plan, extend the term of the options, decrease the price at which options may be granted, remove the administration of the Directors Plan from the Directors Plan Committee, change the class of persons eligible to receive options or permit the granting of options under the Directors Plan after January 28, 2009. Unless terminated earlier by the Board of Directors, the Directors Plan will expire on January 28, 2009.

     Transferability. Generally, options granted under the Directors Plan may be transferred only by will or according to the laws of descent and distribution. However, options may be transferred without consideration to: (i) an immediate family member (spouse, children, or grandchildren) of the optionee, (ii) a trust for the exclusive benefit of the optionee or the immediate family members of an optionee, or (iii) a partnership or limited liability company whose only partners or members are an optionee and/or one or more immediate family members of an optionee, if the optionee satisfies such conditions to the transfer as may be required by the Directors Plan Committee. Options may be exercised only by an optionee or a permitted transferee during an optionee's lifetime. Upon the death of an optionee, all Options held by the decedent, or his or her permitted transferees, and not yet exercisable, become fully exercisable. Before issuing any shares upon the exercise of an option, the Corporation may require the optionee or the permitted transferee to represent in writing that the shares are being acquired for investment and not for resale. The Corporation may also delay issuance of the shares until all appropriate registrations or qualifications under federal and state securities laws have been completed.

     Grants. On February 18, 1999, the Corporation granted an aggregate of 2,500 stock options, 500 to each of the Corporation's nonemployee directors. The options have an exercise price of $50.00 per share and have a 10 year term. None of these options may be exercised prior to February 18, 2000, and each of these options will automatically terminate if the shareholders do not approve the Plan at the 1999 Annual Meeting.

     Federal Tax Consequences. The following summarizes the consequences of the grant and exercise of options under the Directors Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed and may vary from locality to locality.

     Optionees will not recognize taxable income at the time an option is granted under the Directors Plan unless the option has a readily ascertainable market value at the time of grant. Management understands that options granted under the Directors Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. Because options granted under the Directors Plan will not qualify as incentive stock options under the Code, the difference between the fair market value of the shares at the time an option is exercised and the option exercise price generally will be treated as ordinary income to the optionee. The Corporation is entitled to a corresponding deduction equal to the amount of an optionee's ordinary income.

     Tax consequences to the holder of the shares will arise again at the time the shares of Common Stock are sold. In general, if the shares have been held for more than one year, the gain or loss will be treated as long-term capital gain or loss, but, under current law, the shares must have been held for more than 12 months for the most advantageous tax rate. Otherwise, the gain or loss will be treated as short-term capital gain or loss. The amount of any gain or loss will be calculated under the general principles for determining gain and loss, and will equal the difference between the amount realized in the sale and the tax basis of the shares of Common Stock. The tax basis will generally equal the cost of the shares (the option exercise price paid) plus any income recognized upon exercise of the option.

     Required Vote for Approval. The affirmative vote of a majority of the Corporation's outstanding common stock represented and voted at the annual meeting, by person or by proxy, is required to approve the adoption of the Directors Plan. While broker nonvotes will not be treated as votes cast on the approval of the Directors Plan, shares voted as abstentions will be counted as votes cast. Since a majority of the votes cast is required for approval, the sum of any negative votes and abstentions will necessitate offsetting affirmative votes to assure approval. Unless otherwise directed by marking the accompanying proxy, the proxy holders named therein will vote for the approval of the adoption of the Directors Plan.

     The Board of Directors recommends a vote "FOR" the approval of the O.A.K. Financial Corporation 1999 Directors Stock Option Plan.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock with that of the cumulative total return on the NASDAQ Bank Stocks Index and the NASDAQ Stock Market Index for the five year period ended December 31, 1998. The following information is based on an investment of $100, on December 31, 1993, in the Corporation's common stock, the NASDAQ Bank Stocks Index, and the NASDAQ Stock Market Index, with dividends reinvested. There has been only limited trading in the Corporation's Common Stock, there are no market makers for such shares, and the Corporation's common stock does not trade on any stock exchange or on the NASDAQ market. Accordingly, the returns reflected in the following graph and table are based on sale prices of the Corporation's stock of which management is aware. There may have been sales at higher or lower prices of which management is not aware.




[GRAPH OMITTED]



                                       1993           1994           1995           1996           1997           1998
O.A.K. Financial                        100          121.33         148.02         177.72         220.93         330.27
MG Group Index                          100           99.02         144.12         192.54         328.65         364.62
NASDAQ Market Index                     100          104.99         136.18         169.23         207.00         291.96

 Source: Media General Financial Services, Richmond, Virginia

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The financial statements of the Corporation for the year ended December 31, 1998 have been examined by Rehmann Robson PC, independent certified public accountants. A representative of Rehmann Robson PC will be at the Annual Meeting of Shareholders and will have an opportunity to make a statement and be available to answer appropriate questions. Rehmann Robson PC has been reappointed by the Board of Directors as the independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 1999.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Corporation for inclusion in the 2000 Annual Meeting of Shareholders proxy materials must be received by the Corporation no later than November 15, 1999.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.

     The Annual Report on Form 10-K of the Corporation for 1998 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting. The Form 10-K and certain other periodic filings are filed with the Securities and Exchange Commission (the "Commission"). The Commission maintains an Internet web site that contains reports and other information regarding companies, including the Corporation, that file electronically. The Commission's web site address is http:\\www.sec.gov.

     Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/ John A. Van Singel
                                      John A. Van Singel
                                      Secretary

March 26, 1999

                                   APPENDIX A


                          O.A.K. FINANCIAL CORPORATION
                          1999 STOCK COMPENSATION PLAN

                                    ARTICLE 1
                      ESTABLISHMENT AND PURPOSE OF THE PLAN


     1.1 Establishment of the Plan. O.A.K. Financial Corporation, a Michigan corporation (the "Company"), hereby establishes a stock compensation plan to be known as the "O.A.K. Financial Corporation Stock Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the granting of stock options, restricted stock, and other stock-based awards to key employees of the Company and its subsidiaries.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company for the benefit of the Company's shareholders, through stock-based compensation, by aligning the personal interests of the Company's key employees with those of its shareholders. The Plan is also designed to allow key employees to participate in the Company's future, as well as to enable the Company to attract, retain and award such employees. Compensation related to Awards under the Plan is generally intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code").

     1.3 Term of Plan. No Awards shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date ("Termination Date"), provided that Awards granted prior to the Termination Date may extend beyond that date.

                                    ARTICLE 2
                                   DEFINITIONS

     For purposes of this Plan, the following terms shall have the meanings set forth below:

     2.1 Award means any award under this Plan of any Options, Restricted Stock, Performance Shares or Other Stock-Based Award.

     2.2 Award Agreement means an agreement evidencing the grant of an Award under this Plan. Awards under the Plan shall be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, as established by the Committee and shall be subject to the terms and conditions of the Plan.

     2.3 Award Date means the date that an Award is made, as specified in an Award Agreement.

     2.4 Board means the Board of Directors of the Company.

     2.5 Change in Control is defined in Article 12.

     2.6 Code means the Internal Revenue Code of 1986, as amended.

     2.7 Committee means the Committee, as specified in Article 3, appointed by the Board to administer the Plan, no members of which shall be eligible to receive an Award pursuant to the Plan.

     2.8 Common Stock means the Common Stock, par value $1.00 per share, of the Company.

     2.9 Disability means permanent and total disability as determined under the rules and guidelines established by the Committee for purposes of the Plan.

     2.10 Effective Date means January 28, 1999.

     2.11 Employee means a salaried employee (including officers and directors who are also employees) of the Company or a Subsidiary.

     2.12 Fair Market Value means, as long as the Common Stock is not actively traded in any recognized market, the average price per share at which shares of Common Stock were bought and sold during the three (3) preceding months in transactions known to management of the Company involving 100 or more shares between purchasers and sellers none of whom are directors or officers of the Company or any Subsidiary. If the shares of Common Stock are actively traded on the National Association of Securities Dealers Automated Quotation System or any successor system then in use ("NASDAQ"), then Fair Market Value means, as to Incentive Stock Options, the closing sale price per share of the Common Stock on the relevant valuation date on the NASDAQ. If no sale of shares of Common Stock is reflected on the NASDAQ on a date, "Fair Market Value" shall be determined on the next preceding day on which there was a sale of shares of Common Stock reflected on NASDAQ. Fair Market Value means, as to Nonqualified Stock Options, the average NASDAQ closing sale prices per share of the Common Stock during the calendar month immediately preceding the relevant valuation date.

     2.13 Incentive Stock Option or ISO means an option to purchase shares of Common Stock granted under Article 6, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.14 Non-Employee Director has the meaning set forth in Rule 16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission.

     2.15 Nonqualified Stock Option or NQSO means an option to purchase shares of Common Stock, granted under Article 6, which is not an Incentive Stock Option.

     2.16 Option means an Incentive Stock Option or a Nonqualified Stock Option.

     2.17 Option Price means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     2.18 Other Stock-Based Award means an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

     2.19 Participant means an Employee of the Company or a Subsidiary who holds an outstanding Award granted under the Plan.

     2.20 Permitted Transferee means (i) the spouse, a child, or a grandchild of a Participant (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of a Participant and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are a Participant and/or one or more Immediate Family Members.

     2.21 Performance Shares means an Award granted under Article 8 of this Plan evidencing the right to receive Common Stock or cash of an equivalent value at the end of a specified performance period and upon achievement of specified performance goals or objectives.

     2.22 Retirement (including Normal, Early and Disability Retirement) means the termination of a Participant's employment with the Company or a Subsidiary with eligibility for normal, early or disability retirement benefits under the terms of the Company's profit sharing plan, as amended and in effect at the time of such termination of employment.

     2.23 Restricted Stock means an Award granted to a Participant under Article 7 of this Plan.

     2.24 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), as amended from time to time or any successor rule.

     2.25 Subsidiary means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     2.26 Termination of Employment means the termination of a Participant's employment with the Company or a Subsidiary. A Participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be a Subsidiary and the Participant does not immediately thereafter become an Employee of the Company or another Subsidiary.

                                    ARTICLE 3
                                 ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by a Committee designated by the Board consisting of not less than three (3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director. Initially, the Committee shall consist of all directors of the Company who are Non- Employee Directors.

     3.2 Committee Authority. Subject to the Company's Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Awards to key Employees of the Company or a Subsidiary. Awards may be granted singly, in combination, or in tandem. The authority of the Committee shall include the following:

          (a) To select the key Employees of the Company or a Subsidiary to whom Awards may be granted under the Plan;

          (b) To determine whether and to what extent Options, Restricted Stock, Performance Shares and Other Stock-Based Awards, or any combination thereof are to be granted under the Plan;

          (c) To determine the number of shares of Common Stock to be covered by each Award;

          (d) To determine the terms and conditions of any Award Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares Common Stock relating thereto, based on such factors as the Committee shall determine in its sole discretion;

          (e) To determine whether, to what extent and under what circumstances grants of Awards are to operate on a tandem basis and/or in conjunction with or apart from other cash compensation arrangement made by Company other than under the terms of this Plan;

          (f) To determine under what circumstances an Award may be settled in cash, Common Stock, or a combination thereof; and

          (g) To determine to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an Award shall be deferred.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (including any Award Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Award previously granted under the Plan or cause the Plan or the Award not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company, the Board and Participants, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Award granted hereunder.

                                    ARTICLE 4
                        COMMON STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 12.1, the maximum aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 165,000 shares, which may be either unauthorized and unissued Common Stock or issued Common Stock reacquired by the Company ("Plan Shares"). Determinations as to the number of Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 and such interpretations thereof. If an Award expires unexercised or is forfeited, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject (or potentially subject) to such Award may again be made subject to an Award Agreement; provided, however, that any such shares subject to a forfeited or canceled Award shall not again be made subject to an Award Agreement to any Participant who received, directly or indirectly, any of the benefits of ownership of the securities underlying such Award, excluding the right to vote such shares.

                                    ARTICLE 5
                                   ELIGIBILITY

     The persons who shall be eligible to receive Awards under the Plan shall be such key Employees as the Committee shall select from time to time. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant. Participants may hold more than one Award, but only on the terms and subject to the restrictions set forth in the Plan and their respective Award Agreements.


                                    ARTICLE 6
                                  STOCK OPTIONS

     6.1 Options. Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted under this Plan shall be either an Incentive Stock Option ("ISO") or a Nonqualified Stock Option ("NQSO").

     6.2 Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Nonqualified Stock Option.

     6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422. An Incentive Stock Option shall not be granted to an individual who, on the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The aggregate Fair Market Value, determined on the Award Date of the shares of Common Stock with respect to which one or more Incentive Stock Options (or other incentive stock options within the meaning of Section 422 of the Code, under all other option plans of the Company) granted on or after January 1, 1987, that are exercisable for the first time by a Participant during any calendar year shall not exceed the $100,000 limitation imposed by Section 422(d) of the Code.

     6.4 Terms of Options. Options granted under the Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions:

          (a) Option Price. The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Award Date.

          (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date the Option is granted.

          (c) Exercisability. Except as provided in Section 12.2, no Option shall be exercisable in either in whole or in part prior to the first anniversary of the Award Date. Thereafter, an Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

          (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. Notwithstanding the foregoing, an Option shall not be exercisable with respect to less than 100 shares of Common Stock unless the remaining shares covered by an Option are fewer than 100 shares. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned for at least six months by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock, or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding payment as determined by the Committee (without regard to any forfeiture restrictions applicable to Restricted Stock). No shares of stock shall be issued until payment has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 13.1 of the Plan. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period (as defined in Section 7.3(a)), applicable to the shares of Restricted Stock surrendered therefor.

          (e) Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, provided, however, a Nonqualified Stock Option may be transferred, without consideration, to a Permitted Transferee if the Participant satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Participant. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Participant continued to hold the Option, whereby provisions of this Plan dealing with termination of employment, retirement, disability or death of a Participant will continue to refer to the original Participant regardless of whether a Nonqualified Stock Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of employment, retirement, disability, or death of a Participant. Further, all Options shall be exercisable, during the

     Participant's lifetime, only by such Participant, or, in the case of a Nonqualified Stock Option, by a Participant or a Permitted Transferee, as the case may be. The designation of a person entitled to exercise an Option after a person's death will not be deemed a transfer.

          (f) Termination of Employment for Reasons other than Retirement, Disability, or Death. Upon Termination of Employment for any reason other than Retirement or on account of Disability or death, each Option held by the Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Termination of Employment and shall not have been fully exercised, be exercisable, in whole or in part, at any time within a period of three (3) months following Termination of Employment, subject, however, to prior expiration of the term of such Options and any other limitations on the exercise of such Options in effect at the date of exercise.

          (g)  Termination  of Employment  for  Retirement or  Disability.  Upon
     Termination of Employment by reason of Retirement or Disability, each Option held by such Participant shall, to the extent rights to purchase shares under the Option have accrued at the date of such Retirement or Disability and shall not have been fully exercised, remain exercisable in whole or in part, for a period of one (1) year following such Termination of Employment, subject, however, to prior expiration according to its terms and other limitations imposed by the Plan. If the Participant dies after such Retirement or Disability, the Participant's Options shall be exercisable in accordance with Section 6.4(h) below.

          (h) Termination of Employment for Death. Upon Termination of Employment due to death, each Option held by such Participant shall, to the extent rights to purchase shares under the Options have accrued at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the Participant's estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance only under the following circumstances and during the following periods: (i) if the Participant dies while employed by the Company or a Subsidiary, at any time within one (1) year after his death, or (ii) if the Participant dies during the extended exercise period following Termination of Employment specified in Section 6.4(g), at any time within the longer of such extended period or one (1) year after death, subject, however, in any case, to the prior expiration of the term of the Option and any other limitation on the exercise of such Option in effect at the date of exercise.

          (i) Termination of Options. Any Option that is not exercised within whichever of the exercise periods specified in Sections 6.4(f), (g) or (h) is applicable shall terminate upon expiration of such exercise period.

          (j) Purchase and Settlement Provisions. The Committee may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                                    ARTICLE 7
                                RESTRICTED STOCK

     7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Participant, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual or business unit or Company performances, or such other factors as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     7.2 Awards and Certificates. A prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (a) Acceptance. Awards of Restricted Stock must be accepted within a period of 20 days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement and by paying whatever price (if any) the Committee has designated for such shares of Restricted Stock.

          (b) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the O.A.K. Financial Corporation Stock Compensation Plan and related Award Agreement entered into between the registered owner and the Company, dated _____. Copies of such Plan and Agreement are on file in the offices of the Company, 2445 84th Street, S.W., Byron Center, Michigan 49315.

          (c) Custody. The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     7.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

          (a) Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan. Subject to these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine.

          (b) Rights as Shareholder. Except as provided in this subsection (b) and subsection (a) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

          (c) Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Article 7, upon Termination of Employment for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

          (d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant.

                                    ARTICLE 8
                               PERFORMANCE SHARES

     8.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the Performance Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8.2, as specified in the Award Agreement. The Committee may condition the grant of Performance Shares upon the achievement of specific business objectives, measurements of individual or business unit or Company performance, or such other factors or criteria as the Committee shall determine. The provisions of the award of Performance Shares need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     8.2 Terms and  Conditions.  Performance  Shares  awarded  pursuant  to this
Article 8 shall be subject to the following terms and conditions:

          (a) Nontransferability. Subject to the provisions of this Plan and the related Award Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period. At the expiration of the Performance Period, share certificates or cash of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the shares covered by the Award Agreement.

          (b) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any cash dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

          (c) Termination of Employment. Subject to the provisions of the Award Agreement and this Article 8, upon Termination of Employment for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant.

          (d) Accelerated Vesting. Based on service, performance and/or such other factors or criteria as the Committee may determine and set forth in the Award Agreement, the Committee may, at or after grant, accelerate the vesting of all or any part of any award of Performance Shares and/or waive the deferral limitations for all or any part of such Award.

                                    ARTICLE 9
                            OTHER STOCK-BASED AWARDS

     9.1 Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards"), may be granted either alone or in addition to or in tandem with Options, Restricted Stock or Performance Shares. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each Participant and such Awards to individual Participants need not be the same in subsequent years.

     9.2 Terms and Conditions.  Other  Stock-Based  Awards made pursuant to this
Article 9 shall be set forth in an Award Agreement and shall be subject to the following terms and conditions:

          (a) Nontransferability. Subject to the provisions of this Plan and the Award Agreement, shares of Common Stock subject to Awards made under this
     Article 9 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of this Plan and the Award Agreement, the recipient of an Award under this Article 9 shall be entitled to receive, currently or on a deferred stock basis, dividends or other distributions with respect to the number of shares of Common Stock covered by the Award.

          (c) Vesting. Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

          (d) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 9.

          (e) Price. Common Stock issued or sold under this Article 9 may be issued or sold for no cash consideration or such consideration as the Committee shall determine and specify in the Award Agreement.

                                   ARTICLE 10
                      TERMINATION OR AMENDMENT OF THE PLAN

     The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any applicable regulatory requirement); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company's shareholders, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 12.1); (ii) change the definition of Employees eligible to receive Awards under this Plan; (iii) decrease the option price of any Option to less than one hundred percent (100%) of the Fair Market Value on the date of grant for an Option; (iv) extend the maximum option period under Section 6.4(b) of the Plan; or (v) cause the Plan not to comply with either Rule 16b-3, or any successor rule under the Act, or Section 162(m) of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 12.2, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent. Awards may not be granted under the Plan after the Termination Date, but Awards granted prior to such date shall remain in effect or become exercisable pursuant to their respective terms and the terms of this Plan.

                                   ARTICLE 11
                                  UNFUNDED PLAN

     This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE 12
                              ADJUSTMENT PROVISIONS

     12.1 Antidilution. Subject to the provisions of this Article 12, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Article 4 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Awards.

     12.2 Change in Control. Notwithstanding Section 12.1, upon the occurrence of a Change in Control, all Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease, unless, in the case of a transaction described in clause (iii) or (iv) in the following definition of Change in Control, provisions are made in connection with such transaction for the continuance of the Plan and the assumption of or the substitution for such Awards of new Awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. As used in this Plan, "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if:
(i) any Person (other than the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own at least fifty percent (50%), or such greater percentage as shall be set in any agreement with any Participant, or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

     12.3 Adjustments by Committee. Any adjustments pursuant to this Article 12 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

                                   ARTICLE 13
                               GENERAL PROVISIONS

     13.1 Legend. The Committee may require each person purchasing shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     13.2 No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other Employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an Employee is employed to terminate his or her employment at any time.

     13.3 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Unless otherwise prohibited by the Committee, each Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment;
(b) authorizing the Company to withhold from the shares otherwise issuable to the Participant a number of shares having a Fair Market Value as of the "Tax Date", less than or equal to the amount of the withholding tax obligation; or
(c) delivering to the Company unencumbered shares owned by the Participant having a Fair Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation. The "Tax Date" shall be the date that the amount of tax to be withheld is determined.

     13.4 No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically provided in this Plan or as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefits shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

     13.5 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws and in the courts of the state of Michigan.

     13.6 Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

     13.7 Rights as a Shareholder. Except as otherwise provided in an Award Agreement, a Participant shall have no rights as a shareholder of the Company until he or she becomes the holder of record of Common Stock.

     13.8 Cancellation of Prior Plans. Upon approval of this Plan by the Board, all prior restricted stock plans and all prior employee stock option plans shall be cancelled, terminated, and of no further force or effect, except insofar as any such prior plan relates to restricted stock awards or options outstanding immediately prior to approval of this Plan.

                                   ARTICLE 14
                              SHAREHOLDER APPROVAL

     The Plan shall be effective on the Effective Date and shall be submitted for approval by the shareholders of the Company on or before June 1, 1999. If the shareholders do not approve the Plan on or before that date, the Plan, and any Awards granted or other action taken under the Plan, shall terminate and be void and of no effect.

                                   APPENDIX B


                          O.A.K. FINANCIAL CORPORATION
                        1999 DIRECTORS' STOCK OPTION PLAN

                      Section 1. Establishment and Purpose.

     O.A.K. Financial Corporation hereby establishes a stock option plan to be named the O.A.K. Financial Corporation 1998 Directors' Stock Option Plan, for certain persons serving as directors of the Company and its Subsidiaries. The purpose of the Plan is: (i) to provide a non-cash method of compensating directors of the Company and its Subsidiaries; and (ii) to aid the Company and its Subsidiaries in competing with other enterprises for the services of new directors needed to help ensure the Company's continued progress.

                             Section 2. Definitions.

          (a) Act means the Securities Exchange Act of 1934, as amended from time to time.

          (b) Authority means the 35,000 shares of Stock authorized for issuance pursuant to the Plan.

          (c) Board means the Board of Directors of the Company.

          (d) Committee means a committee appointed by the Board of Directors to administer the Plan as specified in Section 3.

          (e)  Company  means  O.A.K.  Financial   Corporation,   a  corporation
     organized and existing under the laws of the State of Michigan.

          (f) Eligible Director means a person who is a director of the Company or of a Subsidiary and who is not an employee of the Company or of a Subsidiary.

          (g) Effective Date means January 28, 1999.

          (h) Fair Market Value means, as long as the Common Stock is not actively traded in any recognized market, the average price per share at which shares of Common Stock were bought and sold during the three (3) preceding months in transactions known to management of the Company involving 100 or more shares between purchasers and sellers none of whom are directors or officers of the Company or any Subsidiary. If there have been no such transactions, the "Fair Market Value" shall be determined in good faith by the Board. If the shares of Common Stock are actively traded in any recognized market, the "Fair Market Value" as used in the Plan shall mean the average of the last reported sales price of Common Stock as of the close of business for each of the last twenty (20) trading days ending the day immediately preceding the day as of which "Fair Market Value" is to be determined.

          (i) Grant Date means, with respect to each Option, the day that an Eligible Director is granted the Option.

          (j)   Non-employee   Director  has  the  meaning  set  forth  in  Rule
     16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission

          (k) Option means an option granted under this Plan to acquire Stock.

          (l) Optionee means the person to whom an Option is granted.

          (m) Option Agreement means an Agreement issued to each Eligible Director with respect to each Option.

          (n) Permitted Transferee means either (i) the spouse, a child, or a grandchild of an Optionee (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of an Optionee and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are an Optionee and/or one or more Immediate Family Members.

          (o) Plan means the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan.

          (p) Post-Death Representative(s) means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by Optionee's will or the laws of descent and distribution.

          (q) Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time or any successor rule.

          (r) Shares means shares of Stock.

          (s) Stock means authorized and unissued shares of common stock, $1.00 par value per share, of the Company and includes Shares which may be reacquired by the Company.

          (t) Subsidiary means any banking corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

                           Section 3. Administration.

     The Plan shall be administered by a Committee designated by the Board consisting of not less than three (3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director. Initially, the Committee shall consist of all directors of the Company who are Non-Employee Directors.

     Subject to the Company's Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Options to Eligible Directors. The authority of the Committee shall include the following: (a) To select the Eligible Directors to whom Options may be granted under the Plan; (b) To determine whether and to what extent Options are to be granted under the Plan; (c) To determine the number of shares of Common Stock to be covered by each Option; and (d) To determine the terms and conditions of any Option Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Option and the Shares relating thereto, based on such factors as the Committee shall determine in its sole discretion.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (including any Option Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Option previously granted under the Plan or cause the Plan or the Option not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Option granted under the Plan shall be final and binding upon the Company, the Board and Optionees, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.

                   Section 4. Shares Reserved Under the Plan.

     The following provisions shall govern the number of Shares issuable under the Plan:

          (a) The maximum number of Shares which may be issued in connection with Options granted hereunder is 35,000. At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to 35,000 Shares less the total number of Shares issued pursuant to all such exercises which shall have been made prior to such time.

          (b) When an Option is granted, the total number of Shares issuable upon complete exercise thereof shall be charged against the maximum number of Shares of the Authority. When the Option is exercised, no additional charge shall be made against the Authority. If an exercise price is paid in Shares owned by the Optionee or the Permitted Transferee, as the case may be, such Shares shall not be added to the Authority.

          (c) If an Option terminates in whole in part, by expiration or for any other reason except exercise of such Option, the Shares previously charged to the Authority upon grant of the Option shall be restored to the Authority, and shall again be available for issuance under the Authority, for as long as such Authority continues, as if such Shares had never been subject to an Option.

                         Section 5. Granting of Options.

     The Committee may from time to time grant Options to such of the Eligible Directors as the Committee may select. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant.

                          Section 6. Terms of Options.

     Notwithstanding any other provisions of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

          (a) The option price for each Share covered by an Option shall be an amount equal to one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option.

          (b) The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution; provided, however, an Option may be transferred, without consideration, to a Permitted Transferee if the Optionee satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Optionee. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Optionee continued to hold the Option, whereby provisions of this Plan dealing with termination of service or death of an Optionee will continue to refer to the original Optionee regardless of whether an Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of service or death of an Optionee. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or a Permitted Transferee, as the case may be.

          (c) Options shall become fully exercisable on the first anniversary of the Grant Date. No Option shall be exercisable after the expiration of ten years from the Grant Date. Notwithstanding the foregoing, if the Optionee dies before service as a director terminates, the Option shall be exercisable as to all Shares, to the extent not previously exercised.

          (d) Options shall not be exercisable after the earlier of (i) the last day of the twelfth month after the month in which the Optionee's service as a director terminates for any reason or (ii) the expiration of ten years from the Grant Date.

                    Section 7. No Right to Remain a Director.

     The grant of an Option shall not create any right in any person to remain as a director of the Company.

                         Section 8. Exercise of Option.

          (a) An Option shall be exercisable only (1) upon payment to the Company on the exercise date of cash in the full amount of the option price of the Shares with respect to which the Option is exercised, (2) upon delivery to the Company on the exercise date of certificates representing unencumbered Shares, owned by the Optionee or the Permitted Transferee, as the case may be, having a Fair Market Value, on the last trading date preceding such exercise and delivery, equal to the full amount of the purchase price of the Shares with respect to which the Option is exercised, or (3) a combination of (1) and (2), except that (i) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash, and (ii) no Shares which have been held for less than six months may be delivered in payment of the exercise price of an Option. If and to the extent determined by the Committee, in its sole discretion, at or after the Grant Date, payment in full or in part may also be made by reduction in the number of Shares issuable upon exercise of the Option based on the Fair Market Value of the Stock on the last trading date preceding the exercise.

          (b) An Optionee or Permitted Transferee, as the case may be, shall have none of the rights of a shareholder with respect to Shares subject to the Option until Shares are issued to the Optionee or Permitted Transferee upon the exercise of an Option.

                         Section 9. General Provisions.

     The Company shall not be required to issue or deliver any certificate for Shares to an Optionee or Permitted Transferee, as the case may be, upon the exercise of an Option prior to:

          (a) If requested by the Company, the filing with the Company by the Optionee, the Permitted Transferee or the Optionee's Post-Death Representative, as the case may be, of a representation in writing that at the time of such exercise it is their then present intention to acquire the Shares being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such Shares under any state or federal laws or rulings or regulations of any governmental regulatory body, which the Company shall determine to be necessary or advisable; and

          (b) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in the Committee's absolute discretion upon the advice of counsel, determine to be necessary or advisable.

                       Section 10. Adjustment Provisions.

     In the event any stock dividend is declared upon the Stock or in the event outstanding Shares shall be changed into or exchanged for a different number, class or kind of Shares or other securities of the Company or another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the maximum number of Shares which may be charged against the Authority shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of Shares or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each Share or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated, or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding Options with respect to shares of the succeeding parent corporation following a merger, or with respect to shares of the consolidated or reorganized corporation in the case of a consolidation or reorganization, and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments under this
Section 10 shall be made in an equitable manner by the Committee, whose determination shall be conclusive and binding on all concerned.

                Section 11. Duration, Amendment, and Termination.

     The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the Shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee or Permitted Transferee, as the case may be, adversely affect or impair the rights of such Optionee or Permitted Transferee, as the case may be, and provided further, that, unless the Shareholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby: (a) the total number of Shares which may be granted under the Plan to all individuals shall be increased, except by operation of the adjustment provisions of Section 10 hereof; (b) the term of the Options shall be extended;
(c) the minimum option price shall be decreased; or (d) the class of eligible persons to whom Options may be granted shall be changed. The period during which Options may be granted under the Authority shall terminate on the tenth anniversary of the Effective Date, unless the Plan earlier shall have been terminated as provided above.

                      Section 12. Date of Granting Options.

     All Options granted under the Plan shall be in writing and shall be granted as of a Grant Date.

                        Section 13. Shareholder Approval.

     The Plan shall be effective on the Effective Date; however, it shall terminate and become null and void, and any Options granted under the Plan shall terminate and become null and void, if the shareholders of the Company do not approve of the Plan on or before June 1, 1999.

                           Section 14. Miscellaneous.

          (a) Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Michigan, excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Michigan.

          (b) Transactions under this Plan are intended to comply with applicable conditions for exemption under Rule 16b-3. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          (c) The invalidity of any particular provision herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.


::ODMA\PCDOCS\GRR\249280\3

O.A.K. Financial Corporation                             This Proxy is solicited
2445  84th Street, S.W.                                         on behalf of the
Byron Center, Michigan 49315                                  Board of Directors
                                      PROXY

     The undersigned hereby appoints David Van Solkema and John Van Singel as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of O.A.K. Financial Corporation held of record by the undersigned on March 1, 1999, at the annual meeting of shareholders to be held April 22, 1999, and at any adjournment thereof.

1.  In the election of one director to be elected for a term expiring in 2000

   [  ] FOR the nominee listed below        [  ] WITHHOLD AUTHORITY
                                            to vote for the nominee listed below

                                  John Peterson

2.  In the election of two directors to be elected for terms expiring in 2002

  [  ] FOR all nominees listed below                   [  ] WITHHOLD AUTHORITY
  (except as marked to the contrary below)             to vote for all nominees
                                                       listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

         Lois Smalligan                     John A. Van Singel

3. Proposal to approve the O.A.K. Financial Corporation 1999 Stock Compensation Plan.

         [  ]  FOR              [  ]   AGAINST                 [  ]  ABSTAIN


4. Proposal to approve the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan.

         [  ]  FOR              [  ]   AGAINST                 [  ]  ABSTAIN


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1 and Proposal 2 and FOR the Other Proposals.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_________________________________            _________________________________
        Signature                                 Signature if held jointly


Dated: ____________________, 1999

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


::ODMA\PCDOCS\GRR\273115\1